SUB-ITEM 77Q3
(a)(i): The Principal Executive Officer and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report. Laurence R. Smith, the Registrant's Chairman, is performing the functions of a Chief Executive Officer.
(a)(ii): There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
(a)(iii):
CERTIFICATIONS
I, Michael A. Pignataro, certify that:
I have reviewed this report on Form N-SAR of Credit Suisse New
York
Tax Exempt Fund, Inc.;Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;Based on my knowledge, the financial information included in this report, and the financial statementson which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report
(the Evaluation Date); and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  February 28, 2003

/s/ Michael A. Pignataro
Michael A. Pignataro
Chief Financial Officer
and Treasurer
SUB-ITEM 77Q3
CERTIFICATIONS
I, Laurence R. Smith, certify that:
I have reviewed this report on Form N-SAR of Credit Suisse New
York
Tax Exempt Fund, Inc.;Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not
misleading
with respect to the period covered by this report;Based on my knowledge,
the financial information included in this report, and the
financial
statements on which the financial information is based, fairly present
in all material respects the financial condition, results of operations,
changes in net assets, and cash flows (if the financial statements are
required to include a statement of cash flows) of the registrant as of,
and for, the periods presented in this report;The registrant's other
certifying officer and I are responsible for establishing and maintaining
disclosure controls and procedures (as defined in rule 30a-2(c)
under
the Investment Company Act) for the registrant and have:designed such
disclosure controls and procedures to ensure that material
information
relating to the registrant, including its consolidated
subsidiaries,
is made known to us by others within those entities, particularly during
the period in which this report is being prepared;evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report
(the
Evaluation Date); and presented in this report our conclusions about
the effectiveness of the disclosure controls and procedures based on our
evaluation as of the Evaluation Date;The registrant's other
certifying
officer and I have disclosed, based on our most recent evaluation, to
the registrant's auditors and the audit committee of the
registrant's
board of directors (or persons performing the equivalent
functions):
all significant deficiencies in the design or operation of
internal
controls which could adversely affect the registrant's ability to record,
process, summarize, and report financial data and have identified for
the registrant's auditors any material weakness in internal
controls; and
any fraud, whether or not material, that involves management or other
employees who have a significant role in the registrant's internal controls; and The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect
internal controls subsequent to the date of our most recent
evaluation,
including any corrective actions with regard to significant
deficiencies
and material weaknesses.

Date:  February 28, 2003

/s/ Laurence R. Smith
Laurence R. Smith
Chairman